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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 27, 2000

                         BATTLE MOUNTAIN GOLD COMPANY
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Nevada                       1-9666                 76-0151431
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
    OF INCORPORATION)                                       IDENTIFICATION NO.)

333 Clay Street, 42nd Floor
     Houston, Texas                                              77002
(ADDRESS, OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                        ------------------------------

     Registrant's telephone number, including area code:  (713) 650-6400

                                Not applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 5. OTHER EVENTS.

     5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is certain information regarding Noranda Inc.'s intent to nominate four individuals for positions on the Battle Mountain Gold Company Board of Directors, as presented in a press release dated January 27, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     c)     Exhibits.

         99.1 Press Release issued by Battle Mountain Gold Company dated January 27, 2000.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2000.             BATTLE MOUNTAIN GOLD COMPANY
                                     (Registrant)



                                     By:      /s/ Greg V. Etter
                                              ------------------------
                                     Name:    Greg V. Etter
                                     Title:   Vice President and General Counsel